Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED ASSET - FOR - SHARE EXCHANGE AGREEMENT THIS FIRST AMENDMENT TO AMENDED AND RESTATED ASSET - FOR - SHARE EXCHANGE AGREEMENT (the “ Amendment ”) is made and entered into as of February , 2026 , by and between Z Squared Inc . , a Wyoming corporation (“ Z Squared ”) and BSG Series CM a South Carolina Limited Liability Company (“ Transferor, ” and together with Z Squared, the “ Parties ”) . RECITALS WHEREAS , the Parties entered into that certain Amended and Restated Asset - For - Share Exchange Agreement, dated as of June 24 , 2025 (the “ Amended and Restated Agreement ”) ; and WHEREAS , the Parties desire to amend the Amended and Restated Agreement as set forth herein. NOW, THEREFORE , in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows : 1. Amendment to Section 2 (Consideration). Section 2 of the Amended and Restated Agreement is hereby amended and restated in its entirety to read as follows : “ Consideration . At the Closing, as consideration for the transfer, assignment, and conveyance of the Assets pursuant to this Agreement, Z Squared shall deliver to Transferor, equity consideration consisting of 44 , 062 , 947 shares of Z Squared Common Stock issued at a cost basis of $ 16 . 31 per share (the “ Shares ”), free and clear of any liens or encumbrances (except for any applicable securities law restrictions) . The Shares shall be issued pursuant to an exemption from registration under the Securities Act of 1933 , as amended, and shall bear an appropriate restrictive legend to that effect . Transferor acknowledges that the Shares may be subject to restrictions on transfer under applicable securities laws . ” 2. Amendment to Section 5 (Lock - Up). Section 5 of the Amended and Restated Agreement is hereby amended by replacing “ $ 16 . 00 per share” with “ $ 16 . 31 per share” where it appears therein . 3. Amendment to Schedule A. Schedule A to the Amended and Restated Agreement i s hereby amended and restated in its entirety as set forth on Exhibit A attached hereto . Docusign Envelope ID: 3B3E19F4 - 4DB9 - 4C98 - 9CC9 - B75C46BD00E0 135114.000001 \ 4923 - 3270 - 7981.1

135114.000001 \ 4923 - 3270 - 7981.1 4. No other Amendments. Except as expressly amended by this Amendment, the Amended and Restated Agreement and all exhibits and schedules thereto remain unchanged and in full force and effect . In the event of any conflict between this Amendment and the Amended and Restated Agreement, this Amendment shall control . 5. Miscellaneous. 1. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Wyoming, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law . 2. Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument . Signatures transmitted by electronic means (including PDF, facsimile, or other electronic transmission) shall be deemed to have the same legal effect as delivery of an original executed signature page . 3. Reference to Agreement. From and after the effectiveness of this Amendment, all references in the Amended and Restated Agreement to “this Agreement” shall mean the Amended and Restated Agreement as amended hereby . [Signature Page Follows] Docusign Envelope ID: 3B3E19F4 - 4DB9 - 4C98 - 9CC9 - B75C46BD00E0

Docusign Envelope ID: 3B3E19F4-4DB9-4C98-9CC9-B75C46BD00E0

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

TRANSFEROR:

BSG SERIES CM LLC

DocuSigned by:

By: ______________________________

95D267A676024C1...

Name: Steven Baldassara
Title: MGMBR

Z SQUARED:

Z SQUARED INC.

Signed by:

By: ______________________________

C717282C3E5E46A...

Name: David Halabu
Title: Chief Executive Officer

135114.000001\4923-3270-7981.1

135114.000001 \ 4923 - 3270 - 7981.1 EXHIBIT A Assets Docusign Envelope ID: 3B3E19F4 - 4DB9 - 4C98 - 9CC9 - B75C46BD00E0